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                                                                   Exhibit 23(c)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 5, 1997 included in Pierce Leahy Corp.'s Form 8-K dated July 2, 1998 and to all references to our Firm included in this registration statement.

James N. Howard and Associates, P.C.

Dallas, Texas
 July 2, 1998